UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23078

Virtus ETF Trust II
(Exact name of registrant as specified in charter)

1540 Broadway, 16th Floor
New York, NY 10036
(Address of principal executive offices) (Zip code)

Virtus ETF Trust II

c/o Corporation Service Company

2711 Centerville Road, Suite 400

Wilmington, DE 19808
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 593-4383

Date of fiscal year end: July 31

Date of reporting period: July 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Virtus ETF Trust II

VIRTUS NEWFLEET DYNAMIC CREDIT ETF

VIRTUS SEIX SENIOR LOAN ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect at any time to receive not only shareholder reports but also other communications such as prospectuses from the Fund electronically, or you alternatively may elect to receive all future shareholder reports in paper free of charge. Please contact your financial intermediary to make your request and to determine whether an election made with the financial intermediary will apply to all funds in which you own shares through that intermediary.

ANNUAL REPORT
July 31, 2020

Shareholder Letter (unaudited)

September 2020

Dear Shareholder:

On behalf of Virtus ETF Advisers LLC (the “Adviser”), I am pleased to present the shareholder report for the Virtus ETF Trust II (the “Trust”) for the annual fiscal period ended July 31, 2020.

The Adviser is part of Virtus Investment Partners, a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors.

The report provides financial statements and portfolio information for the following funds within the Trust:

•Virtus Newfleet Dynamic Credit ETF (BLHY)

•Virtus Seix Senior Loan ETF (SEIX)

Over the months of March and April 2020, many investors faced heightened volatility. While the risks and uncertainty may continue, our commitment to the shareholders of our ETFs remains our highest priority.

On behalf of the Adviser and our fund Sub-Advisers, thank you for your investment.If you have questions, please contact your financial adviser, or call 1-888-383-0553.For more information about the funds and the other ETFs we offer, we invite you to visit our website, www.virtusetfs.com.

Sincerely,

William Smalley
President

Virtus ETF Trust II

This material must be accompanied or preceded by the prospectus.

Management’s Discussion of Fund Performance (unaudited)

July 31, 2020

Virtus Newfleet Dynamic Credit ETF

How did the fixed income markets perform during the fiscal year ended July 31, 2020?

•The 12-month period saw multiple challenges, including several bouts of elevated volatility. During the fourth quarter of 2019, spread sectors outperformed U.S. Treasuries, led by higher volatility sectors such as corporate high yield, bank loans, and emerging market debt. In a change from the first three quarters of 2019, lower quality within these sectors outperformed higher quality for the fourth quarter of 2019.

•In stark contrast, the first quarter of 2020 saw volatility spike to levels not reached since the financial crisis of 2008-2009. The quarter will be remembered for the emergence of COVID-19 as the first global pandemic since the H1N1 swine flu of 2009-2010. Governments and central banks responded in unprecedented fashion to help blunt the effects of the virus. The containment measures implemented through the end of July of 2020 were unambiguously negative for near-term local, regional, and global economic growth. The spread of the coronavirus, its negative effect on global economic growth, and the fear it created in the market caused fixed income spreads to widen significantly during March of 2020.

•Valuations cheapened meaningfully, reaching levels not seen since 2008-09. Financial markets responded to the expected economic shock by repricing sharply lower in most cases. While the duration and ultimate toll of the pandemic remain unknown, valuations across multiple asset classes improved in response to forceful actions by policymakers.

•During the first quarter of 2020, U.S. Treasuries outperformed spread sectors, while higher volatility sectors such as corporate high yield, bank loans, and emerging market debt were the leading underperformers. In the four months through July 31, 2020, the fixed income markets experienced a significant rebound, with spread sectors outperforming U.S. Treasuries. Looking across the leveraged finance markets as a whole, the largest laggards in March 2020 outperformed for the remaining four months of the fiscal year, although they did not reach the levels seen prior to the crisis.

•The Federal Reserve (the “Fed”) lowered its target rate four times during the 12-month period. It cut the target rate in September and October of 2019 by 0.25% each time, based on concerns about the impact of tariffs on the U.S. economy. The Fed cut rates on two separate occasions in March 2020 by a total of 1.00% in response to the pandemic. The target range was 0-0.25% at the end of the period. The Fed said it expects to keep rates near zero until it is confident that the economy has weathered recent events and is on track to achieve its maximum employment and price stability goals.

What factors affected the Fund’s performance during its fiscal year?

•For the 12 months ended July 31, 2020, the Fund generated a total return of 2.10% (NAV) versus a total return of 1.58% for the 50% S&P LSTA Leveraged Loan/50% Bloomberg Barclays HY 2% Issuer Cap Index, the Fund’s blended benchmark. The Fund’s defensive positioning and subsequent allocations to cash and Treasuries were the key drivers of relative outperformance during the period.

•Within the bank loan allocation, security selection in the energy and housing industries was additive to Fund performance. During the period, the average market value weight of the bank loan allocation was 38.80%. It generated a gross return of 1.71%, while the bank loan benchmark posted a return of -1.20% over the same period.

•Security selection within the Fund’s high yield allocation detracted from performance during the period, specifically within the consumer discretionary and energy industries. During the 12-month period, the average market value weight of the high yield allocation was 29.05%, generating a gross return of 3.91%, while the high yield benchmark posted a return of 4.09% over the same period.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser and sub-adviser make no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2020

Virtus Newfleet Dynamic Credit ETF (continued)

Performance as of 7/31/2020

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	50% S&P LSTA Leveraged Loan/50% Bloomberg Barclays HY 2% Issuer Cap Index(1)
1 Year	2.10%	2.29%	1.58%
Since Inception(2)	2.93%	2.88%	4.43%

(1)The Fund’s benchmark is 50% S&P LSTA Leveraged Loan/50% Bloomberg Barclays HY 2% Issuer Cap Index. The composite index consists of 50% S&P/LSTA Leveraged Loan Index (an index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans representing a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers, calculated on a total return basis) and 50% Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations, with no single issuer accounting for more than 2% of market cap, calculated on a total return basis). The composite index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

(2)Commencement of operations on December 5, 2016.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Junk Bonds or High Yield Securities: High yield securities are generally subject to greater levels of credit quality risk than investment grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the Fund’s shares and the income it earns.

Fixed Income Securities: Risks of investments in fixed income securities include, without limitation, credit risk, interest rate risk, liquidity risk, maturity risk and prepayment risk. These risks could affect the value of investments of the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Loan Participation and Assignment: The principal risk associated with acquiring loan participation interests and assignments is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests or assignments and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed and asset-backed securities are subject to the general fixed income risks described above. Mortgage-backed and asset-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees.

Foreign Securities: Investments in foreign securities involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. These risks are generally greater in emerging markets.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2020

Virtus Newfleet Dynamic Credit ETF (continued)

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2020

Virtus Seix Senior Loan ETF

How did the fixed income markets perform during the fiscal year ended July 31, 2020?

•The 12-month fiscal period started with a strong rally in the fourth quarter of 2019, with cyclical sectors outperforming defensive sectors, and lower quality outperforming higher quality credits. This positive trend continued into the start of 2020, but ended abruptly in February of 2020, as concerns about COVID-19 materialized and it became evident that a global economic shutdown was imminent. Additionally, the breakdown of the OPEC+ alliance drove energy prices to historic lows and put further pressure on the energy sector.

•During the fiscal year, non-investment grade credit such as bank loans and high yield securities underperformed investment grade corporate credit and Treasuries, as a flight to quality led to outperformance in higher quality and longer duration fixed income. As market volatility peaked in March of 2020 and the economy entered its worst downturn since the financial crisis of 2008-09, both the Federal Reserve (the “Fed”) and Congress responded with unprecedented fiscal and monetary support.

•Aggressive action by the Fed through the Primary Market Corporate Credit Facility (PMCCF) and Secondary Market Corporate Credit Facility (SMCCF) addressed stresses in the corporate credit market, and led to a sharp rebound in credit throughout the remainder of the fiscal period. As the Fed’s programs offered more direct support for investment grade bonds, this further fueled outperformance relative to non-investment grade credit over the fiscal period.

What factors affected the Fund’s performance during its fiscal year?

•For the 12 months ended July 31, 2020, the Fund generated a total return of 2.11% (NAV) versus a total return of -1.20% for the Credit Suisse Leveraged Loan Index, the Fund’s benchmark. The Fund’s overweight to higher quality loans, as well as its defensive positioning, were the key contributors to relative outperformance.

•From a sector allocation perspective, underweights to more cyclical sectors such as energy, metals/minerals, and retail were additive to the Fund’s relative performance, as well as overweights to more defensive sectors such as cable/wireless, chemicals, and utilities. This was slightly offset by an underweight to health care and an overweight to broadcasting.

•Overall, security selection detracted from relative outperformance as negative selection within technology, chemicals, and financials took away from positive security selection in diversified media, aerospace, and gaming/leisure.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser and sub-adviser make no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 7/31/2020

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Credit Suisse Leveraged Loan Index(1)
1 Year	2.11%	2.11%	(1.20)%
Since Inception(2)	2.52%	2.42%	(0.19)%

(1)The Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the investable universe of the U.S. dollar denominated leveraged loans. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

(2)Commencement of operations on April 24, 2019.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2020

Virtus Seix Senior Loan ETF (continued)

Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Sector Focus: To the extent the Fund has significant exposure to one or more sectors, this may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences and changes affecting companies in those sectors.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the Fund’s assets.

Junk Bonds or High Yield Securities: High yield securities are generally subject to greater levels of credit quality risk than investment grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the Fund’s shares and the income it earns.

Fixed Income Securities: Risks of investments in fixed income securities include, without limitation, credit risk, interest rate risk, liquidity risk, maturity risk and prepayment risk. These risks could affect the value of investments of the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Securities: Investments in foreign securities involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. These risks are generally greater in emerging markets.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2020

Virtus Seix Senior Loan ETF (continued)

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Shareholder Expense Examples (unaudited)

We believe it is important for you to understand the impact of costs on your investment. All funds have operating expenses. As a shareholder of the Virtus Newfleet Dynamic Credit ETF and Virtus Seix Senior Loan ETF (each, a “Fund”) you may incur two types of costs: (1) transaction costs, which include brokerage commissions that you pay when purchasing or selling shares of the Fund; and (2) ongoing costs, which include advisory fees and other fund expenses, if any. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (February 1, 2020 to July 31, 2020).

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds.

In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/01/20	Ending Account Value 7/31/20	Annualized Expense Ratios(2)	Expenses Paid During the Period(3)
Virtus Newfleet Dynamic Credit ETF
Actual	$1,000.00	$991.80	0.67%	$3.32
Hypothetical(1)	$1,000.00	$1,021.53	0.67%	$3.37
Virtus Seix Senior Loan ETF
Actual	$1,000.00	$995.20	0.57%	$2.83
Hypothetical(1)	$1,000.00	$1,022.03	0.57%	$2.87

(1)Assuming 5% return before expenses.

(2)Annualized expense ratios reflect expenses net of waived fees or reimbursed expenses, if applicable.

(3)Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 182/366 (to reflect the six-month period).

Schedule of Investments — Virtus Newfleet Dynamic Credit ETF

July 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
CORPORATE BONDS – 55.3%
Communication Services – 9.2%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.13%, 05/01/27(1)	$30,000	$31,868
CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 03/01/30(1)	45,000	47,953
Cincinnati Bell, Inc., 7.00%, 07/15/24(1)	45,000	46,701
Consolidated Communications, Inc., 6.50%, 10/01/22	50,000	49,219
Diamond Sports Group LLC / Diamond Sports Finance Co., 5.38%, 08/15/26(1)	15,000	11,587
Diamond Sports Group LLC / Diamond Sports Finance Co., 6.63%, 08/15/27(1)	35,000	19,206
DISH DBS Corp., 5.00%, 03/15/23	40,000	41,752
DISH DBS Corp., 7.75%, 07/01/26	50,000	56,443
DISH DBS Corp., 7.38%, 07/01/28(1)	15,000	15,914
iHeartCommunications, Inc., 8.38%, 05/01/27	21,420	21,298
Level 3 Financing, Inc., 4.25%, 07/01/28(1)	40,000	41,740
Live Nation Entertainment, Inc., 5.63%, 03/15/26(1)	35,000	33,382
Live Nation Entertainment, Inc., 4.75%, 10/15/27(1)	10,000	9,266
Outfront Media Capital LLC / Outfront Media Capital Corp., 6.25%, 06/15/25(1)	30,000	30,544
Sirius XM Radio, Inc., 4.63%, 07/15/24(1)	15,000	15,814
Sirius XM Radio, Inc., 5.50%, 07/01/29(1)	25,000	27,898
Sprint Corp., 7.88%, 09/15/23	70,000	81,375
TripAdvisor, Inc., 7.00%, 07/15/25(1)	20,000	20,994
Twitter, Inc., 3.88%, 12/15/27(1)	25,000	26,808
Univision Communications, Inc., 5.13%, 02/15/25(1)	30,000	29,175
Total Communication Services		658,937
Consumer Discretionary – 8.8%
American Axle & Manufacturing, Inc., 6.50%, 04/01/27	25,000	25,672
Aramark Services, Inc., 6.38%, 05/01/25(1)	30,000	31,727
Carnival Corp., 11.50%, 04/01/23(1)	5,000	5,449
Clarios Global LP / Clarios US Finance Co., 8.50%, 05/15/27(1)	25,000	26,316
Colt Merger Sub, Inc., 6.25%, 07/01/25(1)	15,000	15,725
Colt Merger Sub, Inc., 8.13%, 07/01/27(1)	15,000	15,301
Dana, Inc., 5.38%, 11/15/27	31,000	32,751
Ford Motor Co., 9.00%, 04/22/25	25,000	29,488
Golden Nugget, Inc., 8.75%, 10/01/25(1)	40,000	21,050
Hanesbrands, Inc., 5.38%, 05/15/25(1)	35,000	37,669
International Game Technology PLC, 5.25%, 01/15/29(1)	5,000	5,117
KAR Auction Services, Inc., 5.13%, 06/01/25(1)	55,000	55,344
M/I Homes, Inc., 4.95%, 02/01/28	115,000	118,522
Marriott Ownership Resorts, Inc., 6.13%, 09/15/25(1)	20,000	21,423
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.50%, 01/15/28	15,000	15,316
Michaels Stores, Inc., 8.00%, 07/15/27(1)	10,000	9,388

Security Description	Principal	Value
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Neiman Marcus Group Ltd. LLC / Neiman Marcus Group LLC / Mariposa Borrower / NMG, 8.00%, 10/25/24(1)(2)	$120,000	$6,600
QVC, Inc., 4.75%, 02/15/27	20,000	20,587
Royal Caribbean Cruises Ltd., 9.13%, 06/15/23(1)	10,000	10,238
Scientific Games International, Inc., 5.00%, 10/15/25(1)	20,000	19,873
Scientific Games International, Inc., 8.25%, 03/15/26(1)	20,000	20,066
Scientific Games International, Inc., 7.00%, 05/15/28(1)	20,000	18,434
Station Casinos LLC, 4.50%, 02/15/28(1)	30,000	26,944
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.88%, 06/15/24	40,000	43,254
Total Consumer Discretionary		632,254
Consumer Staples – 1.7%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.63%, 01/15/27(1)	55,000	58,221
Chobani LLC / Chobani Finance Corp., Inc., 7.50%, 04/15/25(1)	30,000	31,368
Prestige Brands, Inc., 6.38%, 03/01/24(1)	30,000	31,128
Total Consumer Staples		120,717
Energy – 4.2%
Cheniere Energy Partners LP, 4.50%, 10/01/29	55,000	58,261
Citgo Holding, Inc., 9.25%, 08/01/24(1)	35,000	35,087
CrownRock LP / CrownRock Finance, Inc., 5.63%, 10/15/25(1)	35,000	34,387
EQM Midstream Partners LP, 6.00%, 07/01/25(1)	10,000	10,619
EQM Midstream Partners LP, 6.50%, 07/01/27(1)	10,000	11,040
Nabors Industries, Inc., 5.75%, 02/01/25	20,000	7,973
Occidental Petroleum Corp., 2.70%, 08/15/22	10,000	9,672
Occidental Petroleum Corp., 3.50%, 08/15/29	20,000	17,807
Parsley Energy LLC / Parsley Finance Corp., 4.13%, 02/15/28(1)	25,000	24,688
Patterson-UTI Energy, Inc., 5.15%, 11/15/29	25,000	19,557
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.88%, 04/15/26	35,000	37,263
Transocean, Inc., 8.00%, 02/01/27(1)	10,000	5,022
Transocean, Inc., 6.80%, 03/15/38	25,000	6,656
USA Compression Partners LP / USA Compression Finance Corp., 6.88%, 04/01/26	20,000	20,547
Total Energy		298,579
Financials – 5.0%
Acrisure, LLC / Acrisure Finance, Inc., 7.00%, 11/15/25(1)	30,000	30,445
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 05/15/26	20,000	21,182
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.25%, 05/15/27	55,000	56,822

Schedule of Investments — Virtus Newfleet Dynamic Credit ETF (continued)

July 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
CORPORATE BONDS (continued)
Financials (continued)
JPMorgan Chase & Co., Series HH, 4.60%, (SOFR + 3.13%), perpetual(3)(4)	$22,000	$21,315
KeyCorp., Series D, 5.00%, (3-Month USD LIBOR + 3.61%), perpetual(3)(4)	25,000	25,018
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.25%, 02/01/27(1)	25,000	21,188
MSCI, Inc., 4.00%, 11/15/29(1)	45,000	48,451
NMI Holdings, Inc., 7.38%, 06/01/25(1)	15,000	16,328
OneMain Finance Corp., 7.13%, 03/15/26	35,000	41,075
OneMain Finance Corp., 5.38%, 11/15/29	5,000	5,307
Synovus Financial Corp., 5.90%, (USD 5 Year Swap + 3.38%), 02/07/29(3)	25,000	25,609
Voya Financial, Inc., 5.65%, (3-Month USD LIBOR + 3.58%), 05/15/53(3)	45,000	46,834
Total Financials		359,574
Health Care – 6.4%
Avantor Funding, Inc., 4.63%, 07/15/28(1)	5,000	5,295
Bausch Health Cos., Inc., 5.75%, 08/15/27(1)	20,000	21,754
Bausch Health Cos., Inc., 7.00%, 01/15/28(1)	50,000	54,460
CHS/Community Health Systems, Inc., 6.63%, 02/15/25(1)	25,000	25,320
Encompass Health Corp., 4.50%, 02/01/28	35,000	36,634
HCA, Inc., 5.88%, 02/01/29	70,000	85,344
LifePoint Health, Inc., 4.38%, 02/15/27(1)	40,000	40,976
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 7.25%, 02/01/28(1)	10,000	10,481
Select Medical Corp., 6.25%, 08/15/26(1)	40,000	43,162
Surgery Center Holdings, Inc., 6.75%, 07/01/25(1)	40,000	38,846
Tenet Healthcare Corp., 4.88%, 01/01/26(1)	45,000	47,129
Tenet Healthcare Corp., 5.13%, 11/01/27(1)	15,000	15,981
West Street Merger Sub, Inc., 6.38%, 09/01/25(1)	30,000	30,525
Total Health Care		455,907
Industrials – 6.9%
Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.63%, 07/15/26(1)	90,000	96,412
American Airlines, Inc., 11.75%, 07/15/25(1)	45,000	39,240
ASGN, Inc., 4.63%, 05/15/28(1)	28,000	28,677
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(1)	60,000	58,841
BWX Technologies, Inc., 4.13%, 06/30/28(1)	10,000	10,438
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 08/01/27(1)	10,000	10,363
Meritor, Inc., 6.25%, 06/01/25(1)	15,000	15,956
New Enterprise Stone & Lime Co., Inc., 9.75%, 07/15/28(1)	5,000	5,263
Signature Aviation US Holdings, Inc., 4.00%, 03/01/28(1)	50,000	47,334
Standard Industries, Inc./NJ, 4.38%, 07/15/30(1)	65,000	70,300
TransDigm, Inc., 6.25%, 03/15/26(1)	35,000	36,969
TransDigm, Inc., 5.50%, 11/15/27	40,000	38,028
Uber Technologies, Inc., 7.50%, 05/15/25(1)	30,000	31,692
Total Industrials		489,513

Security Description	Principal	Value
CORPORATE BONDS (continued)
Information Technology – 2.7%
Banff Merger Sub, Inc., 9.75%, 09/01/26(1)	$20,000	$21,198
Dun & Bradstreet Corp. (The), 10.25%, 02/15/27(1)	15,000	17,066
Microchip Technology, Inc., 4.25%, 09/01/25(1)	35,000	36,846
Open Text Holdings, Inc., 4.13%, 02/15/30(1)	25,000	26,298
Radiate Holdco LLC / Radiate Finance, Inc., 6.63%, 02/15/25(1)	45,000	46,294
ViaSat, Inc., 5.63%, 09/15/25(1)	45,000	45,455
Total Information Technology		193,157
Materials – 5.2%
Cleveland-Cliffs, Inc., 6.75%, 03/15/26(1)	5,000	5,031
Hecla Mining Co., 7.25%, 02/15/28	15,000	15,956
Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.00%, 07/01/28(1)	10,000	10,737
Kaiser Aluminum Corp., 4.63%, 03/01/28(1)	25,000	24,930
Kraton Polymers LLC / Kraton Polymers Capital Corp., 7.00%, 04/15/25(1)	43,000	44,656
Mauser Packaging Solutions Holding Co., 7.25%, 04/15/25(1)	85,000	81,706
Novelis Corp., 4.75%, 01/30/30(1)	25,000	26,135
Olin Corp., 5.63%, 08/01/29	45,000	43,261
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.00%, 07/15/24(1)	30,000	30,600
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/26(1)	25,000	26,630
TPC Group, Inc., 10.50%, 08/01/24(1)	23,000	20,515
Trident TPI Holdings, Inc., 9.25%, 08/01/24(1)	20,000	21,286
Trident TPI Holdings, Inc., 6.63%, 11/01/25(1)	20,000	19,723
Total Materials		371,166
Real Estate – 2.9%
ESH Hospitality, Inc., 4.63%, 10/01/27(1)	55,000	52,995
Iron Mountain, Inc., 4.88%, 09/15/29(1)	45,000	46,924
iStar, Inc., 4.25%, 08/01/25	25,000	24,094
Service Properties Trust, 7.50%, 09/15/25	20,000	21,226
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.13%, 12/15/24(1)	65,000	61,465
Total Real Estate		206,704
Utilities – 2.3%
DPL, Inc., 4.35%, 04/15/29	55,000	58,153
PG&E Corp., 5.25%, 07/01/30	15,000	15,619
Talen Energy Supply, LLC, 6.63%, 01/15/28(1)	45,000	45,318
TerraForm Power Operating LLC, 5.00%, 01/31/28(1)	40,000	44,193
Total Utilities		163,283
Total Corporate Bonds
(Cost $4,003,147)		3,949,791
U.S. GOVERNMENT SECURITIES – 19.0%
U.S. Treasury Note 0.38%, 03/31/22 (Cost $1,353,577)	1,350,000	1,355,722

Schedule of Investments — Virtus Newfleet Dynamic Credit ETF (continued)

July 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
TERM LOANS – 11.2%
Aerospace – 0.5%
Mileage Plus Holdings LLC, 0.00%, (3-Month USD LIBOR + 5.25%), 07/02/27(5)	$35,000	$35,002
Consumer Non-Durables – 0.5%
Kronos Acquisition Intermediate, Inc. (aka KIK Custom Products), 5.00%, (1-Month USD LIBOR + 4.00%), 05/15/23(3)	30,000	29,672
Financials – 1.2%
Ellie Mae, Inc., 4.06%, (3-Month USD LIBOR + 3.75%), 04/17/26(3)	88,727	87,553
Forest Prod/Containers – 2.0%
Berlin Packaging LLC, 3.31%, (1-Month USD LIBOR + 3.00%), 11/07/25(3)	144,593	139,605
Berlin Packaging LLC, 3.18%, (3-Month USD LIBOR + 3.00%), 11/07/25(3)	1,592	1,537
Total Forest Prod/Containers		141,142
Gaming/Leisure – 1.5%
Everi Holdings, Inc., 3.82%, (3-Month USD LIBOR + 2.75%), 05/09/24(3)	99,930	95,508
Playa Resorts Holding B.V., 0.00%, (1-Month USD LIBOR + 2.75%) 04/29/24(5)	9,974	8,603
Total Gaming/Leisure		104,111
Health Care – 3.3%
GREATBATCH Ltd., 3.50%, (1-Month USD LIBOR + 2.50%), 10/27/22(3)	163,348	162,047
Sotera Health Holdings LLC, 5.50%, (1-Month USD LIBOR + 4.50%), 12/11/26(3)	54,863	54,822
Zelia Payments Buyer, Inc., 4.91%, (1-Month USD LIBOR + 4.75%), 09/30/26(3)	19,900	19,889
Total Health Care		236,758
Housing – 1.1%
CPG International LLC (fka CPG International, Inc.), 4.75%, (3-Month USD LIBOR + 3.75%), 05/05/24(3)	82,118	81,812
Information Technology – 0.9%
Applied Systems, Inc., 8.00%, (3-Month USD LIBOR + 7.00%), 09/19/25(3)	60,000	60,769
Service – 0.3%
TRC Cos., Inc., 6.00%, (1-Month USD LIBOR + 5.00%), 06/21/24(3)	24,813	23,650
Total Term Loans
(Cost $809,919)		800,469
FOREIGN BONDS – 3.9%
Communication Services – 1.0%
Telesat Canada / Telesat LLC, 6.50%, 10/15/27 (Canada)(1)	70,000	72,044
Energy – 0.8%
BP Capital Markets PLC, 4.88%, (US 5 Year CMT T- Note + 4.40%), perpetual (United Kingdom)(3)(4)	35,000	37,625
MEG Energy Corp., 7.13%, 02/01/27 (Canada)(1)	25,000	22,312
Total Energy		59,937

Security Description	Principal	Value
FOREIGN BONDS (continued)
Health Care – 0.5%
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26 (Israel)	$35,000	$32,020
Industrials – 1.2%
Bombardier, Inc., 7.50%, 12/01/24 (Canada)(1)	45,000	36,567
Garda World Security Corp., 4.63%, 02/15/27 (Canada)(1)	25,000	25,764
GFL Environmental, Inc., 7.00%, 06/01/26 (Canada)(1)	25,000	26,589
Total Industrials		88,920
Materials – 0.4%
Teck Resources Ltd., 6.13%, 10/01/35 (Canada)	25,000	29,278
Total Foreign Bonds
(Cost $270,947)		282,199
MONEY MARKET FUND - 3.7%
JP Morgan U.S. Government Money Market Institutional Shares, 0.03%(6) (Cost $267,646)	267,646	267,646
TOTAL INVESTMENTS - 93.1%
(Cost $6,705,236)		6,655,827
Other Assets in Excess of Liabilities - 6.9%		491,853
Net Assets - 100.0%		$7,147,680

(1)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At July 31, 2020, the aggregate value of these securities was $2,838,177, or 39.7% of net assets.

(2)Security in default, no interest payments are being received during the bankruptcy proceedings.

(3)Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2020.

(4)Perpetual security with no stated maturity date.

(5)The loan will settle after July 31, 2020. The interest rate, based on the LIBOR and the agreed upon spread on trade date, will be determined at the time of settlement.

(6)The rate shown reflects the seven-day yield as of July 31, 2020.

Abbreviations:

CMT — 1 Year Constant Maturity Treasury Index

LIBOR — London InterBank Offered Rate

SOFR — Secured Overnight Financing Rate

USD — United States Dollar

Schedule of Investments — Virtus Newfleet Dynamic Credit ETF (continued)

July 31, 2020

The accompanying notes are an integral part of these financial statements.

Portfolio Composition
July 31, 2020

Asset Allocation as of 07/31/2020 (based on net assets)

Corporate Bonds	55.3%
U.S. Government Securities	19.0%
Term Loans	11.2%
Foreign Bonds	3.9%
Money Market Fund	3.7%
Other Assets in Excess of Liabilities	6.9%
Total	100.0%

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of July 31, 2020.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Corporate Bonds	$—	$3,949,791	$—	$3,949,791
U.S. Government Securities	—	1,355,722	—	1,355,722
Term Loans	—	800,469	—	800,469
Foreign Bonds	—	282,199	—	282,199
Money Market Fund	267,646	—	—	267,646
Total	$267,646	$6,388,181	$—	$6,655,827

Schedule of Investments — Virtus Seix Senior Loan ETF

July 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
TERM LOANS – 86.6%
Basic Materials – 5.6%
Consolidated Energy Finance SA, 2.69%, (1-Month USD LIBOR + 2.50%), 05/07/25(1)	$99,492	$92,652
Ferro Corp., 2.56%, (3-Month USD LIBOR + 2.25%), 02/14/24(1)	99,491	97,711
INEOS Enterprises Holdings US Finco LLC, 4.50%, (3-Month USD LIBOR + 3.50%), 08/28/26(1)	220,218	216,090
Total Basic Materials		406,453
Communications – 22.3%
Banijay Group US Holding, Inc., 0.00%, (1-Month USD LIBOR + 3.75%), 03/03/25(2)	100,000	97,000
Cincinnati Bell, Inc., 4.25%, (1-Month USD LIBOR + 3.25%), 10/02/24(1)	248,734	248,008
iHeartCommunications, Inc., 3.16%, (1-Month USD LIBOR + 3.00%), 05/01/26(1)	99,500	93,420
Intelsat Jackson Holdings SA, 0.00%, (3-Month USD LIBOR + 3.60%), 07/14/21(2)	100,000	102,105
Intelsat Jackson Holdings SA, 6.50%, (3-Month USD LIBOR + 5.50%), 01/01/30(1)	100,000	102,104
Internap Corp., 7.50%, (1-Month USD LIBOR + 6.50%), 05/08/25(1)	49,400	33,345
Iridium Satellite LLC, 4.75%, (1-Month USD LIBOR + 3.75%), 11/04/26(1)	74,813	74,890
Meredith Corp., 2.67%, (1-Month USD LIBOR + 2.50%), 01/31/25(1)	100,000	94,750
Nielsen Finance LLC, 4.75%, (1-Month USD LIBOR + 3.75%), 06/06/25(1)	249,375	250,051
Terrier Media Buyer, Inc., 4.41%, (3-Month USD LIBOR + 4.25%), 12/17/26(1)	179,100	175,230
T-Mobile USA, Inc., 3.16%, (1-Month USD LIBOR + 3.00%), 04/01/27(1)	350,000	351,683
Total Communications		1,622,586
Consumer, Cyclical – 8.2%
Aristocrat International Pty Ltd., 4.75%, (3-Month USD LIBOR + 3.75%), 10/19/24(1)	100,000	100,750
Bass Pro Group LLC, 6.07%, (3-Month USD LIBOR + 5.00%), 09/25/24(1)	99,744	99,455
Caesars Resort Collection LLC, 4.69%, (1-Month USD LIBOR + 4.50%), 07/21/25(1)	66,667	64,407
Caesars Resort Collection LLC, 4.77%, (3-Month USD LIBOR + 4.50%), 07/21/25(1)	33,333	32,203
CWGS Group LLC, 3.75%, (1-Month USD LIBOR + 2.75%), 11/08/23(1)	97,063	92,021
CWGS Group LLC, 2.92%, (1-Month USD LIBOR + 2.75%), 11/08/23(1)	1,722	1,632
Playtika Holding Corp., 7.07%, (3-Month USD LIBOR + 6.00%), 12/10/24(1)	146,250	147,838
Stars Group Holdings BV, 3.81%, (3-Month USD LIBOR + 3.50%), 07/10/25(1)	59,470	59,555
Total Consumer, Cyclical		597,861
Consumer, Non-cyclical – 4.9%
HCA, Inc., 1.91%, (1-Month USD LIBOR + 1.75%), 03/18/26(1)	173,688	171,686
LifePoint Health, Inc., 3.91%, (1-Month USD LIBOR + 3.75%), 11/16/25(1)	88,619	86,878
WW International, Inc., 5.50%, (1-Month USD LIBOR + 4.75%), 11/29/24(1)	98,480	98,062
Total Consumer, Non-cyclical		356,626

Security Description	Principal	Value
TERM LOANS (continued)
Energy – 1.4%
ChampionX Holding, Inc., 6.00%, (6-Month USD LIBOR + 5.00%), 06/03/27(1)	$100,000	$98,875
Financials – 8.7%
Asurion LLC (fka Asurion Corp.), 6.66%, (1-Month USD LIBOR + 6.50%), 08/04/25(1)	187,879	189,757
Blackstone Mortgage Trust, Inc., 5.75%, (1-Month USD LIBOR + 4.75%), 05/20/26(1)	100,000	100,000
LCPR Loan Financing LLC, 5.17%, (1-Month USD LIBOR + 5.00%), 10/15/26(1)	250,000	251,771
VFH Parent LLC, 3.18%, (1-Month USD LIBOR + 3.00%), 03/01/26(1)	90,014	89,395
Total Financials		630,923
Industrials – 13.4%
Brookfield WEC Holdings, Inc., 3.75%, (1-Month USD LIBOR + 3.00%), 08/01/25(1)	248,989	244,321
Dynasty Acquisition Co., Inc., Term B-1 Facility, 3.81%, (3-Month USD LIBOR + 3.50%), 04/06/26(1)	32,436	26,192
Dynasty Acquisition Co., Inc., Term B-2 Facility, 3.81%, (3-Month USD LIBOR + 3.50%), 04/06/26(1)	17,439	14,081
Graham Packaging Co, Inc., 0.00%, (1-Month USD LIBOR + 3.75%), 07/27/27(2)	200,000	199,803
Reynolds Group Holdings, Inc., 2.91%, (1-Month USD LIBOR + 2.75%), 02/05/23(1)	249,352	245,065
Tiger Merger Sub Co., 3.67%, (1-Month USD LIBOR + 3.50%), 06/30/25(1)	100,000	100,104
Ventia Finco Pty Ltd., 5.00%, (3-Month USD LIBOR + 4.00%), 05/21/26(1)	146,873	146,322
Total Industrials		975,888
Information Technology – 3.3%
Dell International LLC / EMC Corp., 2.75%, (1-Month USD LIBOR + 2.00%), 09/19/25(1)	246,875	243,914
Technology – 14.1%
Epicor Software Corp., 0.00%, (1-Month USD LIBOR + 4.25%), 07/17/27(2)	150,000	150,068
GLOBALFOUNDRIES, Inc., 5.06%, (3-Month USD LIBOR + 4.75%), 06/05/26(1)	198,000	193,545
MA FinanceCo LLC, 5.25%, (3-Month USD LIBOR + 4.25%), 06/05/25(1)	150,000	148,751
MACOM Technology Solutions Holdings, Inc., 2.41%, (1-Month USD LIBOR + 2.25%), 05/17/24(1)	49,871	48,375
ON Semiconductor Corp., 2.16%, (1-Month USD LIBOR + 2.00%), 09/16/26(1)	99,250	97,831
Science Applications International Corp., 2.04%, (1-Month USD LIBOR + 1.88%), 10/31/25(1)	43,448	42,864
Ultimate Software Group, Inc. (The), 4.75%, (3-Month USD LIBOR + 4.00%), 05/03/26(1)	100,000	100,219
Xperi Holding Corp., 4.16%, (1-Month USD LIBOR + 4.00%), 06/01/25(1)	250,000	245,730
Total Technology		1,027,383

Schedule of Investments — Virtus Seix Senior Loan ETF

July 31, 2020

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
TERM LOANS (continued)
Utilities – 4.7%
APLP Holdings LP, 3.50%, (1-Month USD LIBOR + 2.50%), 04/14/25(1)	$81,711	$80,502
Eastern Power LLC, 4.75%, (3-Month USD LIBOR + 3.75%), 10/02/25(1)	92,653	91,771
Eastern Power LLC, 4.75%, (1-Month USD LIBOR + 3.75%), 10/02/25(1)	1,173	1,162
Talen Energy Supply LLC, 3.91%, (1-Month USD LIBOR + 3.75%), 07/08/26(1)	171,000	167,580
Total Utilities		341,015
Total Term Loans
(Cost $6,235,310)		6,301,524
CORPORATE BONDS – 7.5%
Consumer, Cyclical – 3.1%
Ford Motor Co., 8.50%, 04/21/23	200,000	222,353
Consumer, Non-cyclical – 4.4%
Charles River Laboratories International, Inc., 5.50%, 04/01/26(3)	100,000	105,915
Molina Healthcare, Inc., 4.38%, 06/15/28(3)	100,000	106,353
Prime Security Services Borrower LLC / Prime Finance, Inc., 5.25%, 04/15/24(3)	100,000	107,761
Total Consumer, Non-cyclical		320,029
Total Corporate Bonds
(Cost $533,657)		542,382
FOREIGN BOND – 2.9%
Consumer, Non-cyclical – 2.9%
Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 04/15/24 (Israel)	200,000	211,965
(Cost $206,910)
COMMON STOCK - 0.2%	Shares	Value
Communications - 0.2%
Internap Holding LLC(4)*
(Cost $13,641)	10,913	13,641
TOTAL INVESTMENTS - 97.2%
(Cost $6,989,518)		7,069,512
Other Assets in Excess of Liabilities - 2.8%		207,362
Net Assets - 100.0%		$7,276,874

*Non-income producing security.

(1)Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2020.

(2)The loan will settle after July 31, 2020. The interest rate, based on the LIBOR and the agreed upon spread on trade date, will be determined at the time of settlement.

(3)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At July 31, 2020, the aggregate value of these securities was $320,029, or 4.4% of net assets.

(4)Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.

Abbreviations:

LIBOR — London InterBank Offered Rate

USD — United States Dollar

Schedule of Investments — Virtus Seix Senior Loan ETF

July 31, 2020

The accompanying notes are an integral part of these financial statements.

Portfolio Composition
July 31, 2020

Asset Allocation as of 07/31/2020 (based on net assets)

Term Loans	86.6%
Corporate Bonds	7.5%
Foreign Bond	2.9%
Common Stock	0.2%
Other Assets in Excess of Liabilities	2.8%
Total	100.0%

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of July 31, 2020.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Term Loans	$—	$6,301,524	$—	$6,301,524
Corporate Bonds	—	542,382	—	542,382
Foreign Bond	—	211,965	—	211,965
Common Stock	—	—	13,641	13,641
Total	$—	$7,055,871	$13,641	$7,069,512

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the year ended July 31, 2020.

Statements of Assets and Liabilities

July 31, 2020

The accompanying notes are an integral part of these financial statements.

	Virtus Newfleet Dynamic Credit ETF	Virtus Seix Senior Loan ETF
Assets:
Investments, at cost	$6,705,236	$6,989,518
Investments, at value	6,655,827	7,069,512
Cash	2,717	650,613
Receivables:
Investment securities sold	558,752	496,504
Dividends and interest	77,236	28,400
Prepaid expenses	52	—
Total Assets	7,294,584	8,245,029

Liabilities:
Payables:
Investment securities purchased	48,934	964,629
Insurance fees	6,737	—
Advisory fees	2,974	3,526
Transfer agent fees	5,739	—
Accounting and administration fees	3,433	—
Custody fees	12,832	—
Professional fees	30,998	—
Pricing fees	4,411	—
Report to shareholder fees	22,661	—
Trustee fees	4,417	—
Exchange listing fees	918	—
Other accrued expenses	2,850	—
Total Liabilities	146,904	968,155
Net Assets	$7,147,680	$7,276,874

Net Assets Consist of:
Paid-in capital	$10,038,728	$7,410,355
Total distributable earnings (accumulated deficit)	(2,891,048)	(133,481)
Net Assets	$7,147,680	$7,276,874
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	304,000	300,004
Net asset value per share	$23.51	$24.26

Statements of Operations

For the Year Ended July 31, 2020

The accompanying notes are an integral part of these financial statements.

	Virtus Newfleet Dynamic Credit ETF	Virtus Seix Senior Loan ETF
Investment Income:
Dividend income	$3,855	$—
Interest income	411,626	389,793
Total Investment Income	415,481	389,793

Expenses:
Professional fees	53,342	—
Advisory fees	50,512	40,429
Report to shareholders fees	26,163	—
Pricing fees	25,946	—
Trustee fees	16,603	—
Accounting and administration fees	15,985	—
Transfer agent fees	13,796	—
Exchange listing fees	9,159	—
Insurance fees	4,658	—
Custody fees	4,060	—
Tax expense	171	30
Other expenses	2,842	—
Total Expenses	223,237	40,459
Less expense waivers/reimbursements	(161,061)	—
Net Expenses	62,176	40,459
Net Investment Income	353,305	349,334

Net Realized Gain (Loss) on:
Investments	(447,139)	(241,256)
Total Net Realized Loss	(447,139)	(241,256)

Change in Net Unrealized Appreciation (Depreciation) on:
Investments	272,344	116,875
Total Change in Net Unrealized Appreciation (Depreciation)	272,344	116,875
Net Realized and Change in Unrealized Loss	(174,795)	(124,381)
Net Increase in Net Assets Resulting from Operations	$178,510	$224,953

Statements of Changes in Net Assets

The accompanying notes are an integral part of these financial statements.

	Virtus Newfleet Dynamic Credit ETF		Virtus Seix Senior Loan ETF
	For the Year Ended July 31, 2020	For the Year Ended July 31, 2019	For the Year Ended July 31, 2020	For the Period April 24, 2019[1] Through July 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$353,305	$3,002,296	$349,334	$72,307
Net realized gain (loss) on investments	(447,139)	(1,534,204)	(241,256)	29,055
Net change in unrealized appreciation (depreciation) on investments	272,344	212,928	116,875	(36,881)
Net increase in net assets resulting from operations	178,510	1,681,020	224,953	64,481
Distributions to Shareholders	(358,059)	(3,128,294)	(362,374)	(60,541)

Shareholder Transactions:
Proceeds from shares sold	—	2,467,252	2,364,664	6,251,147
Cost of shares redeemed	(4,733,470)	(71,515,050)	(1,205,456)	—
Net increase (decrease) in net assets resulting from shareholder transactions	(4,733,470)	(69,047,798)	1,159,208	6,251,147
Increase (decrease) in net assets	(4,913,019)	(70,495,072)	1,021,787	6,255,087

Net Assets:
Beginning of period/year	12,060,699	82,555,771	6,255,087	—
End of period/year	$7,147,680	$12,060,699	$7,276,874	$6,255,087

Changes in Shares Outstanding:
Shares outstanding, beginning of period/year	504,000	3,354,000	250,004	—
Shares sold	—	100,000	100,000	250,004
Shares redeemed	(200,000)	(2,950,000)	(50,000)	—
Shares outstanding, end of period/year	304,000	504,000	300,004	250,004

1Commencement of operations.

Financial Highlights

The accompanying notes are an integral part of these financial statements.

	Virtus Newfleet Dynamic Credit ETF
	For the Year Ended July 31, 2020	For the Year Ended July 31, 2019	For the Year Ended July 31, 2018	For the Period December 5, 2016[1] Through July 31, 2017
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$23.93	$24.61	$25.28	$25.00
Investment operations:
Net investment income[2]	0.90	1.32	1.22	0.47
Net realized and unrealized gain (loss)	(0.42)	(0.57)	(0.57)	0.22
Total from investment operations	0.48	0.75	0.65	0.69

Less Distributions from:
Net investment income	(0.90)	(1.43)	(1.24)	(0.41)
Net realized gains	—	—	(0.08)	—
Total distributions	(0.90)	(1.43)	(1.32)	(0.41)
Net Asset Value, End of period	$23.51	$23.93	$24.61	$25.28
Net Asset Value Total Return[3]	2.10%	3.14%	2.67%	2.79%
Net assets, end of period (000’s omitted)	$7,148	$12,061	$82,556	$121,463

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, net of expense waivers	0.68%	0.68%	0.68%	0.68%[4]
Expenses, prior to expense waivers	2.43%	1.03%	0.80%	0.73%[4]
Net investment income	3.85%	5.43%	4.89%	2.85%[4]
Portfolio turnover rate[5]	124%	82%	96%	41%[6]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4Annualized.

5Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

6Not annualized.

Financial Highlights (continued)

The accompanying notes are an integral part of these financial statements.

	Virtus Seix Senior Loan ETF
	For the Year Ended July 31, 2020	For the Period April 24, 2019[1] Through July 31, 2019
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$25.02	$25.00
Investment operations:
Net investment income[2]	1.19	0.29
Net realized and unrealized loss	(0.68)	(0.03)
Total from investment operations	0.51	0.26

Less Distributions from:
Net investment income	(1.15)	(0.24)
Net realized gains	(0.12)	—
Total distributions	(1.27)	(0.24)
Net Asset Value, End of period	$24.26	$25.02
Net Asset Value Total Return[3]	2.11%	1.08%
Net assets, end of period (000’s omitted)	$7,277	$6,255

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.57%	0.57%[4]
Net investment income	4.93%	4.39%[4]
Portfolio turnover rate[5]	546%	544%[6]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4Annualized.

5Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

6Not annualized.

Notes to Financial Statements

July 31, 2020

1.ORGANIZATION

Virtus ETF Trust II (the “Trust”) was organized as a Delaware statutory trust on July 14, 2015 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

As of July 31, 2020, 2 funds of the Trust are offered for sale. Virtus Newfleet Dynamic Credit ETF and Virtus Seix Senior Loan ETF (each a “Fund” and, collectively, the “Funds”), each a separate investment portfolio of the Trust, are presented herein. The offering of each Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

Funds	Commencement of Operations
Virtus Newfleet Dynamic Credit ETF	December 5, 2016
Virtus Seix Senior Loan ETF	April 24, 2019

Virtus Seix Senior Loan ETF is a “non-diversified” Fund, as defined under the 1940 Act.

The Funds have the following investment objectives:

Virtus Newfleet Dynamic Credit ETF seeks to provide a high level of current income and, secondarily, capital appreciation.

Virtus Seix Senior Loan ETF seeks to provide a high level of current income. There is no guarantee that a Fund will achieve its objective(s).

2.SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(a)Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(b)Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(c)Security Valuation

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded. Securities regularly traded in an over the counter market are valued at the latest quoted sale price in such market or in the case of the New York Stock Exchange (“NYSE”), at the NYSE Official Closing Price. Such valuations are typically categorized as Level 1 in the fair value hierarchy. If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith using procedures adopted by the Trust’s Board of Trustees (the “Board”). Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. Such valuations are typically categorized as Level 2 in the fair value hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued using procedures adopted by the Board are generally categorized as Level 3 in the hierarchy.

Investments in other open-end investment companies are valued based on their net asset value each business day and are typically categorized as Level 1 in the fair value hierarchy.

Notes to Financial Statements (continued)

July 31, 2020

(d)Fair Value Measurement

Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:

•Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at July 31, 2020, is disclosed at the end of each Fund’s Schedule of Investments.

(e)Security Transactions and Investment Income

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification. Dividend income is recognized on the ex-dividend date. Expenses and interest income are recognized on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method.

(f)Expenses

Each Fund pays all of its expenses not assumed by its Sub-Adviser, if any, as defined in Note 3, or the Adviser. General Trust expenses that are allocated among and charged to the assets of the Funds and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of each Fund and other series of the Trust or the nature of the services performed and relative applicability to each Fund and other series of the Trust.

(g)Distributions to Shareholders

Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from GAAP in the United States of America.

(h)When-issued Purchases and Forward Commitments (Delayed Delivery)

The Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Funds record when-issued and delayed delivery securities on the trade date. The Funds maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

(i)Loan Agreements

The Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The lender administers the terms of the loan, as specified in the loan agreement. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan.

Notes to Financial Statements (continued)

July 31, 2020

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased, a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

3.INVESTMENT MANAGEMENT, RELATED PARTIES AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Virtus ETF Advisers LLC (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of the Funds’ securities portfolios. The Adviser has agreed to pay all of the ordinary operating expenses of the Virtus Seix Senior Loan ETF, except for the following expenses, each of which is paid by the Fund: the Adviser’s fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund. The Adviser is entitled to receive a fee from each Fund based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate as follows:

Funds	Rate
Virtus Newfleet Dynamic Credit ETF	0.55%
Virtus Seix Senior Loan ETF	0.57%

The Advisory Agreement may be terminated by the Trust on behalf of each Fund with the approval of each Fund’s Board or by a vote of the majority of the Funds’ shareholders. The Advisory Agreement may also be terminated by the Adviser by not more than 60 days’ nor less than 30 days’ written notice.

Expense Limitation Agreement

The Adviser has contractually agreed to reduce its fees and reimburse expenses in order to limit Virtus Newfleet Dynamic Credit ETF’s total operating expenses (excluding any front-end or contingent deferred loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation) or acquired fund fees, and expenses, if any, payable pursuant to a Rule 12b-1 Distribution Plan) from exceeding 0.68% of the Fund’s average daily net assets through at least November 28, 2020.

The expense limitation agreement with respect to Virtus Newfleet Dynamic Credit ETF will be terminated upon termination of the Advisory Agreement between the Adviser and the Fund. In addition, while the Adviser or the Fund may discontinue the expense limitation agreement after the contractual period, it may only be terminated during its term with the approval of the Fund’s Board of Trustees.

Under certain conditions, the Adviser may recapture operating expenses waived or reimbursed under the expense limitation agreement for a period of three years following the date on which such waiver or reimbursement occurred; provided that such recapture may not cause the Fund’s total operating expenses to exceed 0.68% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the Fund and the Adviser may otherwise agree). All or a portion of the following expenses reimbursed by the Adviser may be recaptured during the fiscal years indicated:

Fund	2021	2022	2023
Virtus Newfleet Dynamic Credit ETF	$117,406	$194,284	$161,061

Sub-Advisory Agreement

Each Sub-Adviser provides investment advice and management services to its respective Fund. Pursuant to an investment sub-advisory agreement among the Trust, the respective Sub-Adviser and the Adviser, the Adviser pays each Fund’s Sub-Adviser a sub-advisory fee calculated as shown below.

Notes to Financial Statements (continued)

July 31, 2020

Funds	Sub-Advisers	Sub-Advisory Fees
Virtus Newfleet Dynamic Credit ETF	Newfleet Asset Management, LLC(1)	50% of the net advisory fee(2)
Virtus Seix Senior Loan ETF	Seix Investment Advisors LLC(1)	50% of the net advisory fee(3)

(1)An indirect wholly-owned subsidiary of Virtus.

(2)Net advisory fee: In the event the Adviser waives its entire fee and also assumes expenses of the Fund pursuant to an applicable expense limitation agreement, the Sub-Adviser will similarly waive its entire fee and will share in the expense assumption by promptly paying to the Adviser (or its designee) 50% of the assumed amount. If during the term of the Sub-Advisory Agreement the Adviser later recaptures some or all of fees waived or expenses reimbursed by the Adviser and the Sub-Adviser together, then the Adviser will pay to the Sub-Adviser 50% of the amount recaptured.

(3)Net advisory fee: The advisory fee paid by the Fund to the Adviser for investment advisory services under the Adviser’s investment advisory agreement with the Fund, after deducting the payment of all of the ordinary operating expenses of the Fund under the Adviser’s unified fee arrangement. In the event that the Adviser waives all or a portion of its fee pursuant to an applicable waiver agreement, then the Sub-Adviser will waive its fee in the same proportion as the Adviser.

Principal Underwriter

Pursuant to the terms of a Distribution Agreement with the Trust, VP Distributors, LLC (the “Distributor”) serves as the Funds’ principal underwriter. The Distributor receives compensation from the Adviser for the statutory underwriting services it provides to the Funds. The Distributor will not distribute shares in less than Creation Units (as hereinafter defined), and does not maintain a secondary market in shares. The shares are traded in the secondary market. The Distributor is an indirect wholly-owned subsidiary of Virtus.

Distribution and Service (12b-1 Plan)

The Board of Trustees has adopted a distribution and service plan under which the Virtus Seix Senior Loan ETF is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No 12b-1 fees are currently paid by the Fund and there are no current plans to impose these fees.

Operational Administrator

Virtus ETF Solutions LLC (the “Administrator”) serves as the Funds’ operational administrator. The Administrator supervises the overall administration of the Trust and the Funds including, among other responsibilities, the coordination and day-to-day oversight of the Funds’ operations, the service providers’ communications with the Funds and each other and assistance with Trust, Board and contractual matters related to the Funds and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator is an indirect wholly-owned subsidiary of Virtus.

Accounting Services Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) provides administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Funds’ accounting services administrator. BNY Mellon also serves as the custodian for the Funds’ assets, and serves as transfer agent and dividend paying agent for the Funds.

Affiliated Shareholders

At July 31, 2020, Virtus Partners, Inc. held shares of Virtus Seix Senior Loan ETF which may be sold at any time that aggregated to the following:

	Shares	% of shares outstanding
Virtus Seix Senior Loan ETF	200,000	66.7%

4.CREATION AND REDEMPTION TRANSACTIONS

The Funds issue and redeem shares on a continuous basis at Net Asset Value (“NAV”) in groups of 50,000 shares called “Creation Units.” The Funds’ Creation Units may be issued and redeemed generally for cash or an in-kind deposit of securities held by the Funds. In each instance of cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions. Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy

Notes to Financial Statements (continued)

July 31, 2020

and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

5.FEDERAL INCOME TAX

Each Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income or excise tax provision is required. Accounting for Uncertainty in Income Taxes as issued by the Financial Accounting Standards Board provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalties related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2017, 2018 and 2019), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of July 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds recognize interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the year ended July 31, 2020, the Funds had no accrued penalties or interest.

At July 31, 2020, the adjusted cost basis of investments and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Funds	Federal Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Virtus Newfleet Dynamic Credit ETF	$6,714,785	$137,443	$(196,401)	$(58,958)
Virtus Seix Senior Loan ETF	6,989,518	121,539	(41,545)	79,994

At July 31, 2020, the components of accumulated earnings/loss on a tax-basis were as follows:

Funds	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Loss)
Virtus Newfleet Dynamic Credit ETF	$18,956	$(2,851,046)	$(58,958)	$(2,891,048)
Virtus Seix Senior Loan ETF	14,956	(228,431)	79,994	(133,481)

Capital losses incurred after October 31 (“Post-October Losses”) and ordinary losses incurred after December 31 (“Late Year Ordinary Losses”) within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. During the fiscal year ended July 31, 2020, the Funds did not incur or elect to defer Post-October Losses and Late Year Ordinary Losses.

The tax character of distributions paid during the years ended July 31, 2020 and July 31, 2019 were as follows:

	2020		2019
Funds	Distributions Paid From Ordinary Income	Distributions Paid From Long-Term Capital Gains	Distributions Paid From Ordinary Income	Distributions Paid From Long-Term Capital Gains
Virtus Newfleet Dynamic Credit ETF	$358,059	$—	$3,128,294	$ —
Virtus Seix Senior Loan ETF	362,374	—	60,541	—

Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes.

Notes to Financial Statements (continued)

July 31, 2020

At July 31, 2020, for Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains for an unlimited period. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders:

Funds	Short-Term No Expiration	Long-Term No Expiration	Total
Virtus Newfleet Dynamic Credit ETF	$553,220	$2,297,826	$2,851,046
Virtus Seix Senior Loan ETF	96,750	131,681	228,431

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. At July 31, 2020, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Funds	Distributable Earnings (Accumulated Deficit)	Paid-in Capital
Virtus Newfleet Dynamic Credit ETF	$—	$—
Virtus Seix Senior Loan ETF	—	—

6.INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments), subscriptions in-kind and redemptions in-kind for the year ended July 31, 2020 were as follows:

Funds	Purchases	Sales	Subscriptions In-Kind	Redemptions In-Kind
Virtus Newfleet Dynamic Credit ETF	$9,038,195	$10,050,497	$ —	$ —
Virtus Seix Senior Loan ETF	38,147,487	36,897,945	—	—

7.INVESTMENT RISKS

As with any investment, an investment in a Fund could result in a loss or the performance of a Fund could be inferior to that of other investments. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. Each Fund’s prospectus and statement of additional information contain this and other important information.

8.CREDIT RISK

Junk Bonds or High Yield Securities: High yield securities are generally subject to greater levels of credit quality risk than investment grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of a Fund’s shares and the income it earns.

9. LIBOR REPLACEMENT RISK

The loans in which the Funds invest typically have floating or adjustable interest rates, which are tied to a benchmark lending rate, such as the London Interbank Offered Rate (“LIBOR”) or the prime rate, or are set to a specified floor, whichever is higher. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on the Funds or the instruments in which the Funds invest cannot yet be determined. Industry initiatives are underway to identify alternative reference rates; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; and/or costs incurred in connection with closing out positions and entering into new agreements. These effects could occur prior to the end of 2021 as the utility of LIBOR as a reference rate could deteriorate during the transition period.

Notes to Financial Statements (continued)

July 31, 2020

10. 10% SHAREHOLDERS

As of July 31, 2020, the Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Funds as detailed below:

Funds	% of Shares Outstanding	Number of Account
Virtus Newfleet Dynamic Credit ETF	79%	4
Virtus Seix Senior Loan ETF	97%	3

11.Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

12.CORONAVIRUS (COVID-19) PANDEMIC

The recent global outbreak of COVID-19 has disrupted economic markets, and the economic impact, duration and spread of the COVID-19 virus is uncertain at this time. The operational and financial performance of the issuers of securities in which the Funds invest may be significantly impacted by COVID-19, which may in turn impact the value of the Funds’ investments.

13.SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements other than those described below.

Effective August 6, 2020, the number of shares per creation unit for the Virtus Seix Senior Loan ETF changed from 50,000 shares to 25,000 shares.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Virtus ETF Trust II and Shareholders of Virtus Seix Senior Loan ETF and Virtus Newfleet Dynamic Credit ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (constituting Virtus ETF Trust II, hereafter collectively referred to as the “Funds”) as of July 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Virtus Seix Senior Loan ETF	For the year ended July 31, 2020	For the year ended July 31, 2020 and the period from April 24, 2019 (commencement of operations) through July 31, 2019	For the year ended July 31, 2020 and the period from April 24, 2019 (commencement of operations) through July 31, 2019
Virtus Newfleet Dynamic Credit ETF	For the year ended July 31, 2020	For the years ended July 31, 2020 and 2019	For the years ended July 31, 2020, 2019 and 2018

The financial statements of Virtus Newfleet Dynamic Credit ETF as of and for the period ended July 31, 2017 and the financial highlights for the period ended July 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 29, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 23, 2020

We have served as the auditor of one or more investment companies in Virtus ETF Solutions since 2017.

Statement Regarding Liquidity Risk Management Program (unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk, which is the risk that a Fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Program is overseen by the Adviser as the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

Assessment and management of a Fund’s liquidity risk under the Program take into consideration certain factors, such as the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

At a meeting of the Board held on May 27, 2020, the Board received a report from the Program Administrator addressing the operation and management of the Program for the period from December 1, 2018 through December 31, 2019 (the “Review Period”). The Board acknowledged that because the Review Period ended before 2020, it did not cover the more recent period of market volatility relating to the COVID-19 pandemic. The Program Administrator’s report noted that for the Review Period, the Program Administrator believed that the Program was implemented and operated effectively in all material respects and that existing procedures, controls and safeguards were appropriately designed to enable the Program Administrator to administer the Program in compliance with Rule 22e-4. The Program Administrator’s report noted that during the Review Period, there were no events that created liquidity related concerns for the Funds. The Program Administrator’s report further noted that while changes to the Program had been made during the Review Period and reported to the Board, no material changes were made to the Program as a result of the Program Administrator’s annual review.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to a Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in that Fund may be subject.

Trustees and Officers of the Trust (unaudited)

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees of the Trust, their addresses, positions with the Trust, years of birth, length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees are set forth below. The SAI includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling the Adviser (toll-free) at (888)-383-4184.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Myles J. Edwards Year of Birth: 1961	Trustee	Since Inception	General Counsel and CCO (since 2019), Bruderman Brothers, LLC and Bruderman Asset Management, LLC; CCO (since 2018), Netrex Capital Markets, LLC; Chief Executive Officer (since 2018), Final Compliance; Chief Compliance Officer (since 2018), Knight Vinke; General Counsel, CCO and COO (2014 to 2018), Shufro, Rose & Co., LLC.	12	Trustee (since 2016), ETFis Series Trust I (10 portfolios)
Stephen G. O’Grady Year of Birth: 1946	Trustee	Since Inception	None.	12	Trustee (since 2014), ETFis Series Trust I (10 portfolios); Trustee (2013 to 2015), Greenhaven LLC; Trustee (since 2014), Acacia Group LLC; Trustee (since 2014), ETFS Trust (5 portfolios)
James A. Simpson Year of Birth: 1970	Trustee	Since Inception	President (since 2009), ETP Resources, LLC (a financial services consulting company).	12	Trustee (since 2018), Asset Management Fund (5 portfolios); Trustee (since 2013), ETFis Series Trust I (10 portfolios)
Robert S. Tull, Jr. Year of Birth: 1952	Trustee	Since Inception	Independent Consultant (since 2013); President (since 2017), ProcureAM, LLC.	12	Trustee (since 2013), ETFis Series Trust I (10 portfolios); Trustee (since 2018), Procure ETF Trust II (1 portfolio)

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past Five Years
INTERESTED TRUSTEE**
George R. Aylward Year of Birth: 1964	Chairman and Trustee	Since Inception	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc, and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005).	2

Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (4 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006), Virtus Mutual Fund Family (56 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund, Inc.

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past Five Years
OTHER EXECUTIVE OFFICERS
Kevin J. Carr Year of Birth: 1954	Secretary	Since Inception

Vice President and Senior Counsel (since 2017); Senior Vice President (2009 to 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Assistant Secretary (since 2017), Virtus Total Return Fund Inc.; Assistant Secretary (2017 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Virtus Variable Insurance Trust; Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; and Secretary (since 2015), ETFis Series Trust I and Virtus ETF Trust II.

				N/A	N/A

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past Five Years
Nancy J. Engberg Year of Birth: 1956	Chief Compliance Officer	Since Inception

Senior Vice President (since 2017); Vice President (2008 to 2017) and Chief Compliance Officer (since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (2012 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2017) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I and Virtus ETF Trust II.

				N/A	N/A

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past Five Years
Brinton W. Frith Year of Birth: 1969	Treasurer and Chief Financial Officer	Since Inception

President (since 2013), Virtus ETF Advisers LLC; Managing Director (since 2013), Virtus ETF Solutions LLC; Treasurer and Chief Financial Officer (since 2013), ETFis Series Trust I; and Treasurer and Chief Financial Officer (since 2015), Virtus ETF Trust II.

				N/A	N/A
William J. Smalley Year of Birth: 1983	President and Chief Executive Officer	Since Inception	President (since 2012), Virtus ETF Solutions LLC; Managing Principal (2012 to 2016) and Executive Vice President (2016 to 2019), ETF Distributors LLC; Managing Director (since 2013), Virtus ETF Advisers LLC; President and Chief Executive Officer (since 2013), ETFis Series Trust I; and President and Chief Executive Officer (since 2015), Virtus ETF Trust II.	10	N/A

The address for each Trustee and officer is 1540 Broadway, 16th Floor, New York, NY 10036. Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

*As of July 31, 2020, the Fund Complex consisted of the Trust, which consisted of two portfolios – Virtus Newfleet Dynamic Credit ETF and Virtus Seix Senior Loan ETF and ETFis Series Trust I, which consisted of ten portfolios – InfraCap MLP ETF, InfraCap REIT Preferred ETF, Virtus InfraCap U.S. Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, Virtus Reaves Utilities ETF and Virtus WMC International Dividend ETF (formerly, Virtus WMC Global Factor Opportunities ETF).

**Mr. Aylward is an Interested Trustee because he is an employee of the Adviser.

Supplemental Information (unaudited)

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-PORT. The Funds’ Form N-PORT are available without charge, upon request, by calling toll-free at (888) 383-0553. Furthermore, you may obtain the Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are posted daily on the Funds’ website at www.virtusetfs.com.

The Funds’ premium/discount information for the most recently completed calendar year, and the most recently completed calendar quarters since that year is available by visiting www.virtusetfs.com or by calling (888) 383-4184.

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (888) 383-0553, by accessing the SEC’s website at www.sec.gov or by accessing the Funds’ website at www.virtusetfs.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available by calling toll-free at (888) 383-0553 or by accessing the SEC’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended July 31, 2020, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by each Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

Funds	QDI	DRD
Virtus Newfleet Dynamic Credit ETF	0%	0%
Virtus Seix Senior Loan ETF	0%	0%

c/o VP Distributors, LLC

One Financial Plaza

Hartford, Connecticut 06103

8572(09/20)

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Other than certain non-substantive changes, there have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics has been filed with the Commission.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. At this time, the registrant's board of trustees believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $38,200 for 2020 and $35,800 for 2019.

(b)	Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2020 and $0.00 for 2019.

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company that are reasonably related to the performance of the audit of the registrant’s financial statements were $18,000 for 2020 and $36,500 for 2019.

(c)	Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, and tax planning were $22,300 for 2020 and $12,100 for 2019.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company for tax compliance, tax advice, and tax planning were $370,065 for 2020 and $736,825 for 2019.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statements, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

(d)	All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $3,002 for 2020 and $3,087 for 2019.

The aggregate fees billed in each of the last two fiscal years for products and services rendered by the principal accountant to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company other than the services reported in paragraphs (a) through (c) of this Item were $113,689 for 2020 and $115,642 for 2019.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(e)(2)	None of the services described in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
(g)	During the fiscal years ended, July 31, 2019 and July 31, 2020, aggregate non-audit fees of $0 and $0, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in either of the registrant’s fiscal years ended July 31, 2018 and July 31, 2019 by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Stephen G. O’Grady, James A. Simpson, Robert S. Tull, Jr. and Myles J. Edwards.
(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus ETF Trust II

By (Signature and Title)*	/s/ William J. Smalley
William J. Smalley, President and Principal Executive Officer
(Principal Executive Officer)

Date	10/8/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Smalley
William J. Smalley, President and Principal Executive Officer
(Principal Executive Officer)

Date	10/8/2020

By (Signature and Title)*	/s/ Brinton W. Frith
Brinton W. Frith, Treasurer and Principal Financial Officer/Principal Accounting Officer
(Principal Financial Officer/Principal Accounting Officer)

Date	10/8/2020

* Print the name and title of each signing officer under his or her signature.